                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      March 17, 1997
                                                       --------------

                             SAVIN ELECTRONICS INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                   New Jersey
             -----------------------------------------------------
                 (State or other jurisdiction of incorporation)

       33-36670                                          22-3061278
 ----------------------                      ----------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

  c/o Gary Wolff, 747 Third Avenue, New York, New York          10017
----------------------------------------------------           -------
      (Address of principal executive offices                 (Zip Code)

       Registrant's telephone number, including area code: (212) 644-6446
                                                            -------------

                                 Not Applicable
           -----------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5. Other Events
        ------------

     On March 3, 1997, in accordance with Section 14A:5-6 of the New Jersey Business Corporation Act (the "New Jersey Act"), the holders of approximately 51.08% of the outstanding common stock, par value $.0001 per share, of Savin Electronics Inc. (the "Company"), took action to remove the existing Board of Directors of the Company, consisting of Meir Portnoy, Yechiel Nussbaum, Gil Sarig and Avrum Savran, and elected Avrum Savran and Avi Pines to serve as the sole members of the Company's Board of Directors (the "Corporate Action").

     The New Jersey Act provides, among other things, that any action permitted to be taken at a meeting of shareholders may be taken without a meeting, without prior notice and without a vote, upon the written consent of a majority of shareholders who would have been entitled to vote at a meeting at which all shareholders entitled to vote thereon were present and voting. Under the New Jersey Act, the effective date of such action may be no less than ten days after notice is sent to all non-consenting shareholders who would have been entitled to notice of a meeting and to vote upon such action.

     On March 7, 1997, notice of the Corporate Action was duly mailed to all of the shareholders entitled to receive notice and who would have been entitled to cast a vote at such meeting. Accordingly, the Corporate Action became effective on March 17, 1997.

     At a meeting of the new Board of Directors held on March 17, 1997, Meir Portnoy was removed as President and Chairman of the Board of the Company, and Avi Pines and Avrum Savran were elected to serve as President and Chairman of the Board, respectively, of the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 1997

                                        SAVIN ELECTRONICS INC.

                                        By: /s/ Avi Pines
                                            -----------------------
                                            Avi Pines
                                            Secretary-Treasurer

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                             BAER MARKS & UPHAM LLP
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                            NEW YORK, NY 10022-7513
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                                                                    --------
                                                                   TELECOPIER:
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                                 March 17, 1997

VIA EDGAR Transmission
----------------------

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Attention: 1934 Act Filing Desk
           --------------------

               Re:  Savin Electronics Inc.
                    Commission File No. 33-36670
                    ----------------------------

Ladies and Gentlemen:

     On behalf of Savin Electronics Inc. (the "Company") and pursuant to Rule 101 of Regulation S-T of the Securities and Exchange Commission, enclosed for filing is the Company's Form 8-K dated March 17, 1997.


                                             Very truly yours,



                                             /s/ Arlyn B. Miller
                                             -------------------
                                             Arlyn B. Miller


Enclosures
cc: Gary Wolff, Esq.